Statements of Net Assets Available for Benefits - EBP 001 [Member] - USD ($)	Mar. 31, 2026	Mar. 31, 2025
ASSETS
Cash and Cash Equivalents	$ 284,798	$ 244,770
Total Assets	284,798	244,770
LIABILITIES
Payable to Participants	284,798	244,770
Total Liabilities	284,798	244,770
Net Assets Available for Benefits	$ 0	$ 0